                                                                    EXHIBIT 10.1

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                         AND ACKNOWLEDGEMENT AND CONSENT

         This Assignment and Assumption Agreement and Acknowledgement and Consent (the "Agreement") is entered into as of the 30th day of September, 2003, by and among J.D. Edwards & Company, LLC, a Delaware limited liability company ("JDE LLC"), PeopleSoft, Inc., a Delaware corporation ("PeopleSoft") and Selco Service Corporation, an Ohio corporation ("Selco").

                               W I T N E S S E T H

         WHEREAS, on August 29, 2003, Jersey Acquisition Corporation, a Delaware corporation, merged with and into J.D. Edwards & Company, a Delaware corporation ("J.D. Edwards"), with J.D. Edwards being the surviving entity, and thereafter, J.D. Edwards merged with and into JDE LLC, which is wholly-owned by PeopleSoft, with JDE LLC being the surviving entity (collectively, the "Mergers"); and

         WHEREAS, Selco and JDE LLC, as successor-in-interest to J.D. Edwards, are parties to the following off-balance sheet lease financing transactions:

         a. Off-Balance Sheet Lease Financing for J.D. Edwards & Company for the Acquisition of a First Headquarters Building in Denver, Colorado (original closing date of August 26, 1998) ("Phase I Financing");

         b. Off-Balance Sheet Lease Financing for J.D. Edwards & Company for the Construction of a Second and Third Headquarters Buildings in Denver, Colorado (original closing dates of November 15, 1997 and March 15, 1998) ("Phases II/III Financing"); and

         c. Off-Balance Sheet Lease Financing for J.D. Edwards & Company for the Acquisition and Construction of the Fourth Headquarters Building in Denver, Colorado (original closing date of November 10, 1998) ("Phase IV Financing"); and

         WHEREAS, the Phase I Financing, the Phases II/III Financing and the Phase IV Financing shall sometimes be collectively referred to herein as the "Financings"; and

         WHEREAS, in connection with the Mergers, JDE LLC assumed all of the obligations of J.D. Edwards under the Financings and Selco acknowledged such assumption; and

         WHEREAS, JDE LLC desires to assign to PeopleSoft and PeopleSoft desires to assume from JDE LLC all of the rights and interests of JDE LLC in, to and under the Financing Documents (as defined below); and

         WHEREAS, PeopleSoft desires to assume from JDE LLC all liabilities and obligations of JDE LLC under the Financing Documents (while having JDE LLC also remain primarily liable thereunder as a principal and not as a surety); and

         WHEREAS, all of the Financings prohibit the assignment by JDE LLC of any of its rights under the Financings, unless certain conditions are met in full (the "Assignment Conditions"); and

         WHEREAS, Selco, JDE LLC and PeopleSoft desire to enter into this Agreement for the purpose of satisfying the Assignment Conditions.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Selco, JDE LLC and PeopleSoft hereby agree as follows:

         1.       Definitions.

         (a) "Phase I Financing Documents" shall mean all documents, instruments or agreements evidencing, securing or otherwise related to the Phase I Financing, or creating or securing obligations of JDE LLC under the Phase I Financing, including any amendments, modifications, renewals, increases, replacements and extensions thereof; including without limitation the following documents, instruments and agreements:

         (i) Master Lease Agreement dated as of August 26, 1998 by and between Selco, as owner-lessor, and JDE LLC, as lessee, together with Lease Supplement No. 1 dated as of August 26, 1998; as amended by Amendment to Master Lease Agreement, Memorandum of Lease (including Lease Supplement No. 1), and Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of November 5, 1998 and recorded in the land records of Denver, Colorado on November 9, 1998 under Reception No. 9800187417; as further amended by Amendment to Master Lease Agreement dated July 9, 1999; as further amended by Amendment No. 3 to Master Lease Agreement dated November 12, 1999; and as further amended by Amendment to Definitions Appendix dated as of August 31, 2000 (collectively, the "Phase I Master Lease");

         (ii) Memorandum of Lease (including Lease Supplement No. 1) dated as of August 26, 1998 and recorded in the land records of Denver, Colorado on August 27, 1998 under Reception No. 9800142715; as amended by Amendment to Master Lease Agreement, Memorandum of Lease (including Lease Supplement No. 1), and Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of November 5, 1998 and recorded in the land records of Denver, Colorado on November 9, 1998 under Reception No. 9800187417;

         (iii) Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of August 26, 1998 from JDE

                  LLC, to Selco and recorded in the land records of Denver, Colorado on August 27, 1988 under Reception No. 9800142719; as amended by Amendment to Master Lease Agreement, Memorandum of Lease (including Lease Supplement No. 1), and Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of November 5, 1998 and recorded in the land records of Denver, Colorado on November 9, 1998 under Reception No. 9800187417;

         (iv) The following Uniform Commercial Code financing statements naming JDE LLC as debtor:

                  (1) naming Selco, as secured party, assigned to KeyBank National Association, as agent, filed with the Denver County Clerk and Recorder on August 27, 1998 under Reception No. 9800142724, as amended by UCC-3 filed with the Denver County Clerk and Recorder on November 10, 1998 under Reception No. 9800188462, as affected by UCC-3 filed with the Denver County Clerk and Recorder on March 29, 1999 under Reception No. 9900055508, as continued with the Denver County Clerk and Recorder on August 21, 2003 under Reception No. 2003175830 and as amended on August 28, 2003 under Reception No. 2003182799;

                  (2) naming Selco, as secured party, and KeyBank National Association, as additional secured party, filed with the Colorado Secretary of State on August 31, 1998 under Reception No. 19982055672, as amended by UCC-3 filed with the Colorado Secretary of State on November 12, 1998 under Reception No. 19982070040, as filed "in lieu" with the Delaware Secretary of State on August 19, 2003 as Filing No. 32158908 and as amended on August 25, 2003 as Filing No. 32213422;

                  (3) naming Selco, as secured party, assigned to KeyBank National Association, as agent, filed with the Colorado Secretary of State on August 31, 1998 under Reception No. 19982055673, as amended by UCC-3 filed with the Colorado Secretary of State on November 12, 1998 under Reception No. 19982070039, as filed "in lieu" with the Delaware Secretary of State on August 19, 2003 as Filing No. 32158916 and as amended on August 25, 2003 as Filing No. 32213240;

                  (4) naming Selco, as secured party, assigned to KeyBank National Association, as agent, filed with the Denver County Clerk and Recorder on August 27, 1998 under Reception No. 9800142723, as amended by UCC-3 filed with the Denver County Clerk and Recorder on November 10, 1998 under Reception No. 9800188461, as continued with the Denver County Clerk and

                           Recorder on August 19, 2003 under Reception No. 2003174372 and as amended on August 28, 2003 under Reception No. 2003182800; and

                  (5) naming KeyBank National Association, as agent, as secured party, filed with the Colorado Secretary of State on June 16, 1999 under Reception No. 19992034067, as filed "in lieu" with the Delaware Secretary of State on August 19, 2003 as Filing No. 32158940, as amended on August 25, 2003 as Filing No. 32213133, and as amended on September 17, 2003 as Filing No. 32422320.

         (v) Subordination, Recognition, Nondisturbance and Attornment Agreement dated as of August 26, 1998 by and between JDE LLC and KeyBank National Association, a national banking association, as Agent for itself and other Lenders and recorded in the land records of Denver, Colorado on August 27, 1998 under Reception No. 9800142720; as amended by Amendment to Subordination, Recognition, Nondisturbance and Attornment Agreement dated October 27, 1998 and recorded in the land records of Denver, Colorado on November 9, 1998 under Reception No. 9800187419;

         (vi) Pledge and Security Agreement dated as of August 26, 1998 from JDE LLC in favor of Selco and KeyBank National Association, a national banking association, as agent for various lenders; as amended by Side Letter Agreement dated May 13, 1999; as further amended by Amendment to Pledge and Security Agreement dated November 30, 2001 and as further amended by Side Letter Agreement dated August 29, 2003 (collectively, the "Phase I Pledge Agreement");

         (vii) Environmental Indemnity Agreement dated as of August 26, 1998 from JDE LLC, J.D. Edwards World Solutions Company, a Colorado corporation, and J.D. Edwards World Service Company, a Colorado corporation;

         (viii) Construction Agency Agreement dated as of August 26, 1998 by and between JDE LLC and Selco; and

         (ix) Assignment Agreement dated as of August 26, 1998 by and between JDE LLC and Selco in connection with a certain Purchase and Sale Agreement dated as of August 6, 1998.

         (b) "Phases II/III Financing Documents" shall mean all documents, instruments or agreements evidencing, securing or otherwise related to the Phases II/III Financing, or creating or securing obligations of JDE LLC under the Phases II/III Financing, including any amendments, modifications, renewals, increases, replacements and extension thereof; including without limitation to following documents, instruments and agreements:

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         (i)      Ground Lease dated November 15, 1997 between JDE LLC and
                  Selco; as amended by Amendment No. 1 to Ground Lease dated as of March 15, 1998 ("Phases II/III Ground Lease");

         (ii) Memorandum of Ground Lease dated as of November 21, 1997 by and between JDE LLC and Selco and recorded in the land records of Denver, Colorado on November 24, 1997 under Reception No. 9700159090;

         (iii) Master Lease Agreement dated as of November 15, 1997 by and between Selco, as owner-lessor, and JDE LLC, as lessee, together with First Lease Supplement dated as of November 15, 1997, as amended and restated by Amended and Restated First Lease Supplement dated as of March 15, 1998, and together with Second Lease Supplement dated as of March 15, 1998; as amended by Amendment No. 1 to Master Lease dated as of March 15, 1998; as further amended by Amendment to Master Lease Agreement dated July 9, 1999; as further amended by Amendment No. 3 to Master Lease Agreement dated November 12, 1999; and as further amended by Amendment to Definitions Appendix dated as of August 31, 2000 (collectively, the "Phases II/III Master Lease");

         (iv) Memorandum of Lease dated as of November 21, 1997 and recorded in the land records of Denver, Colorado on November 24, 1997 under Reception No. 9700159091; as amended and restated by Amended and Restated Memorandum of Lease dated as of April 2, 1998 and recorded in the land records of Denver, Colorado on April 2, 1998 under Reception No. 9800050216;

         (v) Construction Agency Agreement dated as of November 15, 1997 by and between JDE LLC and Selco, as amended by Amendment No. 1 to Phase II Construction Agency Agreement dated as of March 15, 1998, together with Phase III Construction Agency Agreement dated as of March 15, 1998 by and between JDE LLC and Selco;

         (vi) Pledge and Security Agreement dated as of November 15, 1997 from JDE LLC in favor of Selco and KeyBank National Association, a national banking association; as amended by Amendment No. 1 to Pledge and Security Agreement dated as of March 15, 1998; as further amended by Side Letter Agreement dated May 13, 1999; as further amended by Amendment to Pledge and Security Agreement dated November 30, 2001; and as further amended by Side Letter Agreement dated August 29, 2003 (collectively, the "Phase II/III Pledge Agreement");

         (vii) The following Uniform Commercial Code Financing Statements naming JDE LLC, as debtor:

                  (1) naming Selco, as secured party, assigned to KeyBank National Association, filed with the Delaware Secretary of State on August

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                           20, 2003 as Filing No. 32171877 and as amended on
                           August 25, 2003 as Filing No. 32213091;

                  (2) naming Selco, as secured party, assigned to KeyBank National Association, filed with the Delaware Secretary of State on August 20, 2003 as Filing No. 32171885 and as amended on August 25, 2003 as Filing No. 32213380;

                  (3) naming Selco, as secured party, assigned to KeyBank National Association, filed with the Denver County Clerk and Recorder on August 21, 2003 under Reception No. 2003175827 and as amended on August 28, 2003 under Reception No. 2003182802; and

                  (4) naming KeyBank National Association, as agent, as secured party, filed with the Colorado Secretary of State on June 16, 1999 under Reception No. 19992034066, as filed "in lieu" with the Delaware Secretary of State on August 19, 2003 as Filing No. 32158932 and as amended on August 25, 2003 as Filing No. 32213059, and as amended on September 17, 2003 as Filing No. 32422338.

         (viii) Deed of Trust, Security Agreement and Fixture Financing Statement dated as of November 15, 1997 from JDE LLC to the Public Trustee in and for the City and County of Denver, Colorado, for the benefit of Selco, and recorded in the land records of Denver, Colorado on November 24, 1997 under Reception no. 9700159088; as assigned to KeyBank National Association, a national banking association, by Assignment dated as of November 15, 1997 and recorded in the land records of Denver, Colorado on November 24, 1997 under Reception No. 9700159089, as amended and restated by that certain Amended and Restated Deed of Trust, Security Agreement and Fixture Financing Statement dated as of March 15, 1998 and recorded in the land records of Denver, Colorado on April 2, 1998 under Reception No. 9800050214;

         (ix) Estoppel Certificate from JDE LLC in connection with the Phases II/III Master Lease dated as of November 24, 1997;

         (x) Collateral Assignment and Security Agreement with Respect of Contracts, Licenses and Permits dated as of April 1, 1998 from JDE LLC to Selco;

         (xi) Environmental Indemnity dated as of November 15, 1997 from JDE LLC, J.D. Edwards World Solutions Company, a Colorado corporation, and J.D. Edwards World Source Company, a Colorado corporation; as amended and restated by Amended and Restated Environmental Indemnity Agreement dated as of April 1, 1998;

         (xii) Recognition, Non-Disturbance and Attornment Agreement dated as of November 15, 1997 by and between JDE LLC and KeyBank National Association, a national banking association and recorded in the land records of Denver, Colorado on November 24, 1997 under Reception No. 9700159095; as amended and restated by Amended and Restated Recognition, Non-Disturbance and Attornment Agreement dated as of March 15, 1998 and recorded in the land records of Denver, Colorado on April 2, 1998 under Reception No. 9800050220; and

         (xiii) Subordination and Agreement Relative to Deed of Trust dated as of November 15, 1997 from JDE LLC in favor of KeyBank National Association, a national banking association, and recorded in the land records of Denver, Colorado on November 24, 1997 under Reception No. 9700159092; as amended and restated by Amended and Restated Subordination and Agreement Relative to Deed of Trust dated as of March 15, 1998.

         (c) "Phase IV Financing Documents" shall mean all documents, instruments or agreements evidencing, securing or otherwise related to the Phase IV Financing, or creating or securing obligations of JDE LLC under the Phase IV Financing, including any amendments, modifications, renewals, increases, replacements and extensions thereof; including without limitation the following documents, instruments and agreements:

         (i) Ground Lease dated November 10, 1998 between JDE LLC and Selco; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101 ("Phase IV Ground Lease");

         (ii) Master Lease Agreement dated as of November 10, 1998 by and between Selco, as owner-lessor, and JDE LLC, as lessee, together with Lease Supplement No. 1 dated as of November 10, 1998; as amended by First Amendment to Master Lease Agreement and other Transaction Documents dated February 22, 1999; as further amended by Amendment to Master Lease dated July 9, 1999; as further amended by Amendment No. 2 to Master Lease Agreement dated November 12, 1999; as further amended by Amendment to Definitions Appendix dated as of August 31, 2000; and as further amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101 (collectively, the Phase IV Master Lease");

         (iii) Memorandum of Ground Lease dated as of November 10, 1998 by and between JDE LLC and Selco and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188464; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101;

         (iv) Memorandum of Lease (including Lease Supplement No. 1) dated as of November 10, 1998 by and between JDE LLC and Selco and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188465; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101;

         (v) Deed of Trust, Security Agreement and Fixture Financing Statement dated as of November 10, 1998 from JDE LLC to the Public Trustee in and for the City and County of Denver, Colorado, for the benefit of Selco, and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188463; as affected by Request to Release of Deed of Trust and Release recorded in the land records of Denver, Colorado on July 31, 2001 under Reception No. 2001125369;

         (vi) Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of November 10, 1998 from JDE LLC to Selco and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188470; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101;

         (vii) The following Uniform Commercial Code financing statements naming JDE LLC as debtor:

                  (1) naming Selco, as secured party, assigned to KeyBank National Association, as agent, filed with the Denver County Clerk and Recorder on November 10, 1998 under Reception No. 9800188472, as amended by UCC-3 filed with the Denver County Clerk and Recorder on March 29, 1999 under Reception No. 9900055510, as amended by UCC-3 filed with the Denver County Clerk and Recorder on July 11, 2001 under Reception No. 2001113103, as continued with the Denver County Clerk and Recorder on August 21, 2003 under Reception No. 2003175831 and as amended on August 28, 2003 under Reception No. 2003182798;

                  (2) naming Selco, as secured party, assigned to KeyBank National Association, as agent, filed with the Colorado Secretary of State on November 12, 1998 under Reception No. 19982070038, as filed "in lieu" with the Delaware Secretary of State on August 19, 2003 as Filing No. 32158924 and as amended on August 25, 2003 as Filing No. 32213208;

                  (3) naming Selco, as secured party, assigned to KeyBank National Association, as agent, filed with the Denver County Clerk and

                           Recorder on November 10, 1998 under Reception No. 9800188473, as affected by UCC-3 filed with the Denver County Clerk and Recorder on March 29, 1999 under Reception No. 9900055507, as continued with the Denver County Clerk and Recorder on August 19, 2003 under Reception No. 2003174374 and as amended on August 28, 2003 under Reception No. 2003182801; and

                  (4) naming KeyBank National Association, as agent, as secured party, filed with the Colorado Secretary of State on June 16, 1999 under Reception No. 19992034068, as filed "in lieu" with the Delaware Secretary of State on August 19, 2003 as Filing No. 32158957, as amended on August 25, 2003 as Filing No. 32213406 and as amended on September 17, 2003 as Filing No. 32422346.

         (viii) Recognition, Non-Disturbance and Attornment Agreement dated as of November 10, 1998 by and between JDE LLC and KeyBank National Association, a national banking association, as Agent for itself and other Lenders, and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188471; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101;

         (ix) Subordination and Agreement Relative to Owner Deed of Trust dated as of November 10, 1998 from JDE LLC in favor of Selco and KeyBank National Association, a national banking association, as Agent for the Lenders and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188466; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101;

         (x) Pledge and Security Agreement dated as of November 10, 1998 from JDE LLC to Selco and KeyBank National Association, a national banking association, as agent for various lenders; as amended by First Amendment to Master Lease Agreement and other Transaction Documents dated February 22, 1999; as further amended by Side Letter Agreement dated May 13, 1999; as further amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101; as further amended by Amendment to Pledge and Security Agreement dated November 19, 2001; and as further amended by Side Letter Agreement dated August 27, 2003 (collectively, the "Phase IV Pledge Agreement");

         (xi) Environmental Indemnity Agreement dated as of November 10, 1998 from JDE LLC, J.D. Edwards World Solutions Company, a Colorado corporation, and J.D. Edwards World Source Company, a Colorado corporation; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101; and

         (xii) Construction Agency Agreement dated as of November 10, 1998 by and between JDE LLC and Selco; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101.

         Each of the Uniform Commercial Code Financing Statements described in the foregoing Sections 1(a)(iv), 1(b)(vii) and 1(c)(vii) shall sometimes be collectively referred to herein as the "UCC Financing Statements".

         2. Assignment. JDE LLC hereby transfers, assigns and conveys to PeopleSoft all of JDE LLC's rights and interests in and to the Phase I Financing Documents, the Phases II/III Financing Documents and the Phase IV Financing Documents (which shall sometimes be collectively referred to herein as the "Financing Documents"). Notwithstanding anything to the contrary herein, JDE LLC shall remain primarily liable under the Financing Documents (as a principal and not as a surety).

         3. Assumption. PeopleSoft hereby accepts and assumes all such right and interests assigned to it above and also hereby accepts and assumes all past, current and future liabilities and obligations, and joins in all representations, warranties, and indemnities, of JDE LLC under the Financing Documents. Such assumption is absolute and irrevocable. PeopleSoft shall perform, comply with and be bound by all the terms, covenants, agreements, provisions and conditions of the Financing Documents on the part of JDE LLC to be performed hereunder before and/or after the date hereof. Notwithstanding anything to the contrary herein, the parties hereto agree and acknowledge that nothing set forth in this Agreement or in any of the other documents executed in connection herewith shall constitute a release of JDE LLC from any of its liabilities or obligations under the Financing Documents, and that JDE LLC and PeopleSoft each shall be primarily liable thereunder as principals and not as sureties.

         4. Representations. JDE LLC and PeopleSoft hereby represent and warrant as follows:

         (a) PeopleSoft is a corporation controlling JDE LLC by reason of stock ownership of JDE LLC of greater than fifty percent (50%);

         (b) JDE LLC and PeopleSoft will promptly and duly execute and deliver to Selco such other documents and assurances, and will take such further actions as Selco may from time to time reasonably request, in order to carry out more effectively the intent and purposes of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of Selco hereunder or under the Financing Documents;

         (c) To the knowledge of JDE LLC and PeopleSoft, as applicable, neither Selco nor KeyBank National Association (in its individual capacity or as an agent for various lenders) is in default under any of the terms of the Financing Documents, nor has any event occurred, which with the giving of notice or the passage of time, or both, could constitute such a default;

         (d) To the knowledge of JDE LLC and PeopleSoft, as applicable, neither JDE LLC nor PeopleSoft has any claims, counterclaims, defenses or set-offs against any other party to the Financing Documents;

         (e) The assignment and assumption set forth herein and the execution and delivery of this Agreement or any other document executed in connection herewith will not constitute a violation of any law, order or regulation applicable to JDE LLC or PeopleSoft or any contract or agreement to which either is a party or by which any of its properties may be bound; and

         (f) This Agreement and each and every document to be executed by JDE LLC and/or PeopleSoft in connection herewith are duly authorized, executed and delivered, and assuming the due authorization, execution and delivery thereof by the other parties thereto (other than J.D. Edwards World Source Company and J.D. Edwards World Solution Company) constitute the legal, valid and binding obligations of JDE LLC and PeopleSoft in accordance with the respective terms hereof and thereof, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors.

         5. Covenants, Representations and Warranties. JDE LLC hereby reaffirms, and PeopleSoft hereby affirms, that from and after the date hereof, PeopleSoft shall be responsible for performing all covenants, representations and warranties of JDE LLC in the Financing Documents. The foregoing shall not be deemed in any way to release JDE LLC from liability under the Financing Documents

         6. Acknowledgement. In reliance on this Agreement, and provided that the conditions precedent set forth in Section 8 of this Agreement have been satisfied, Selco hereby acknowledges that except for the matters set forth in
Section 7, the assignment of the Financing Documents and the related collateral, rights and interests to PeopleSoft does not require the consent of Selco under the Financing Documents. JDE LLC and PeopleSoft agree and acknowledge that such acknowledgement is a one time acknowledgement relating solely to the assignment of the Financing Documents to PeopleSoft and shall not extend to any other assignment of the Financing Documents. Selco, JDE LLC and PeopleSoft further agree and acknowledge that all references in the Financing Documents to J.D. Edwards or JDE LLC, or other terms used therein which refer to J.D. Edwards or JDE LLC, shall be deemed to mean and to refer to PeopleSoft. Without limiting the generality of the foregoing, Selco further acknowledges and agrees that upon such assignment and assumption, PeopleSoft will be the lessee under the Phase I Master Lease, the Phases II/III Master Lease and the Phase IV Master Lease.

         7. Consent. Selco hereby consents to the assignment by JDE LLC to PeopleSoft of (a) JDE LLC's interest in the Phases II/III Ground Lease and the Phase IV Ground Lease and (b) of JDE LLC's interest in the Phase I Pledge Agreement, the Phase II/III Pledge Agreement, the Phase IV Pledge Agreement and the related collateral. Selco hereby further consents to the conveyance to PeopleSoft of the fee interest in the land described in the Phases II/III Ground Lease and the Phase IV Ground Lease. JDE LLC and PeopleSoft agree and acknowledge that such consent is a one time consent relating solely to the assignments and conveyance to PeopleSoft and shall not extend to any other assignment of the ground lessor's interest in the Phases II/III Ground Lease or the Phase IV Ground Lease or to any other assignment of the Phase I Pledge Agreement, the Phases II/III Pledge Agreement or the Phase IV Pledge Agreement, or the related collateral, or to any other conveyance of the fee interest in the land described therein.

         8. Conditions Precedent to Acknowledgement and Consent. The acknowledgement set forth in Section 6 of this Agreement and the consent set forth in Section 7 of this Agreement shall become effective upon the execution of this Agreement by Selco; provided, however, that the following conditions shall be satisfied prior thereto (or in the case of the conditions set forth in Section 8(c), Section 8(e) and Section 8(f), within the time periods set forth therein):

         (a) Selco shall have received two (2) executed originals of this Agreement signed by JDE LLC and PeopleSoft;

         (b) PeopleSoft shall have filed amendments to all UCC Financing Statements (filed in respect of the Financings, and which name JDE LLC as the debtor) in form and substance reasonably satisfactory to Selco for all UCC Financing Statements which shall substitute PeopleSoft as the debtor;

         (c) Within seven (7) days after the date of this Agreement, Selco shall have received, at the sole expense of JDE LLC and PeopleSoft, endorsements to all title insurance policies issued in favor of Selco or KeyBank National Association in connection with the Financings, in form and substance reasonably satisfactory to Selco, reflecting the assignment of all rights and interests in the Financings from JDE LLC to PeopleSoft and the assumption of liabilities and obligations under the Financings by PeopleSoft;

         (d) Selco shall have received letters, in form and substance acceptable to Selco, from McDonald Investments, Inc. (with respect to Account Nos. 61467363, 61467396 and 61467382) acknowledging that PeopleSoft is the owner of each account and that McDonald Investments, Inc. shall indicate on its books and records that each account shall remain pledged by PeopleSoft, as debtor, to Selco and KeyBank National Association, as agent;

         (e) Within sixty (60) days after the date of this Agreement, Selco shall have received an opinion of counsel for JDE LLC and PeopleSoft, in the form delivered to Selco on the date hereof, with respect to the due organization, legal existence and corporate power and authority of JDE LLC and PeopleSoft to enter into and perform this

Agreement and the enforceability of this Agreement and all other documents executed in connection herewith against JDE LLC and PeopleSoft;

         (f) Within three (3) days after the date of this Agreement, Selco shall have received payment in full of all of Selco's costs and expenses related to this Agreement;

         (g) The representations and warranties set forth in Section 4 of this Agreement shall be true and correct; and

         (h) Selco shall have received the deeds, amendments, assignments and assumption agreements attached hereto and incorporated herein by reference as Exhibit 1.

         9. Evidence of Filing of Amendments to UCC Financing Statements. PeopleSoft shall provide Selco with evidence that the amendments to the UCC Financing Statements required to be filed under Section 8(b) above have been filed within three (3) weeks of the date of this Agreement. JDE LLC and PeopleSoft hereby acknowledge and agree that if evidence of all required amendments to the UCC Financing Statements is not provided to Selco according to the terms of Section 8(b) above, the acknowledgement granted pursuant to this Agreement shall be null and void and JDE LLC shall be deemed in default of its obligations under the Financing Documents.

         10. Notices. From and after the date of this Agreement, all notices and other correspondence to be delivered to PeopleSoft or any Guarantor (as defined in the Financing Documents) pursuant to any Financing Document shall be sent to the following addresses:

                  PeopleSoft, Inc.
                  4460 Hacienda Drive
                  Pleasanton, California 94588
                  Attention: Anne S. Jordan, Vice President & Secretary

         and to:

                  PeopleSoft, Inc.
                  4500 PeopleSoft Parkway
                  Pleasanton, California 94588
                  Attention: John Schoonbrood, Vice President & Corporate Treasurer

         11.      Miscellaneous.

         (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado and may not be modified or amended in any manner other than by written agreement signed by the party to charged therewith.

         (b) This Agreement may be executing in counterparts, which collectively shall constitute one instrument.

         (c) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

         (d) Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

         (e) The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto for any reason, including without limitation, by virtue of the fact that it may have been drafted or prepared by counsel for one of the parties, it being recognized that all parties have contributed materially and substantially to the preparation of this Agreement. Section and Paragraph headings of this Agreement are solely for convenience of reference and shall not govern the interpretation of any of the provisions of this Agreement.

         (f) This Agreement is the complete agreement among the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              J.D. EDWARDS & COMPANY, LLC, a
                                              Delaware limited liability company

                                              By: /s/ Anne S. Jordan
                                                  ------------------------------
                                                  Name: Anne S. Jordan
                                                  duly authorized

                                              PEOPLESOFT, INC, a Delaware
                                              corporation

                                              By: /s/ Anne S. Jordan
                                                  ------------------------------
                                                  Name:  Anne S. Jordan
                                                  duly authorized

                                              SELCO SERVICE CORPORATION, an
                                              Ohio corporation

                                              By: /s/ Donald C. Davis
                                                  ------------------------------
                                                  Name:  Donald C. Davis
                                                  duly authorized

         The following parties hereby consent to the foregoing Agreement and the terms thereof:

                                              J.D. EDWARDS WORLD SOURCE
                                              COMPANY, a Colorado corporation

                                              By: /s/ Richard G. Snow
                                                  ------------------------------
                                                  Name: Richard G. Snow
                                                  Title: VP/Gen. Counsel

                                              J.D. EDWARDS WORLD SOLUTION
                                              COMPANY, a Colorado corporation

                                              By: /s/ Richard G. Snow
                                                  ------------------------------
                                                  Name: Richard G. Snow
                                                  Title: VP/Gen. Counsel

         The following party hereby acknowledges the foregoing Agreement and the terms thereof:

                                              KEYBANK NATIONAL ASSOCIATION,
                                              individually and as agent

                                              By: /s/ Thomas A. Crandell
                                                  ------------------------------
                                                  Name: Thomas A. Crandell
                                                  Title: Senior Vice President